Investor Presentation Elmer Doty, President and CEO Wendy Hargus, Treasurer and Acting Controller October 11, 2006

Forward Looking Statements Except for statements of historical fact, the statements contained in this document are "forward-looking statements" as such term is defined in the private securities litigation reform act of 1995. These forward-looking statements include statements regarding intent, belief or current expectations of the company and its management. Such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that may cause the company's actual results to differ materially from those indicated by such forward-looking statements.

Agenda Company Update 787 Program YTD Q2 2006 Financial Update Q&A Elmer Doty Wendy Hargus Elmer Doty Elmer Doty Wendy Hargus

Company Update Vought is a major independent developer and producer of structural assemblies for commercial and military aircraft Vought has significant presence on various platforms: Boeing: 747, 757, 767, 777, 787 Airbus: A319/320, A330/340 Military: C-17, C-130, Global Hawk, V-22, H60 Business jet: Gulfstream G450, G550 wings Company has struggled in adapting to post-9/11 commercial production rates while starting up 787 Recovery is underway

Vought Today Current company formed in 2000 Northrop Grumman exits non- core aerostructures Facilities from Northrop, Grumman, and LTV Aerostructures (Avco, Textron lineage) acquired in 2003 Major Facilities Major Facilities Sq. ft. (M) Hawthorne, CA Hawthorne, CA 1.5 Jefferson St. Dallas TX Jefferson St. Dallas TX 5.2 Marshall St. Grand Prairie TX Marshall St. Grand Prairie TX 0.8 Nashville, TN Nashville, TN 2.1 Milledgeville, GA Milledgeville, GA 0.6 Stuart, FL Stuart, FL 0.3 No. Charleston, SC No. Charleston, SC 0.6 Contour Everett, WA 0.2 Contour Brea, CA 0.9 TOTAL 12.1 Situation warranted rationalization in 2000, and still does.

Today's Message We are getting the business under control We still have some challenges We see a bright future What we are doing to realize that future

Immediate Priorities Restore cash flow from operations Improve plant performance Transform management team Execute 787

Cash Flow Profile 2001 2002 2003 2004 2005 2006 Q2 YTD Free Cash flow from operations 147 146 64 -45 19 34 Non-recurring other than 787 -183 35 0 99 787 net of grants -42 -119 -82 Consolidation -44 -65 -10 Total cash flow $M Aerostructures Acquisition Near-term goal: restore net cash flow from operations to offset 787 and other strategic outflows. State Grant

We Are Making Progress Overhead costs reduced (since YE 2005) Company headcount above shop floor reduced 25% Expense controls put in place Legacy contractual issues largely resolved Boeing pricing to reflect post-9/11 production rates Miscellaneous others Plant performance metrics improving (August vs. YE 2005) Safety: OSHA recordable incident rate has improved 15% Quality: Defect rate has improved 14% Schedule attainment: has improved 45% Manufacturing productivity has improved 10% New management team in place 787 program execution is on track

Longer Term Challenges Position for next aircraft program Get new starts (787, 747- 8) solidly into production Continue to improve operational cash flow Diversify commercial business base Prepare for C-17 closeout Aggressive support of C-17 in FY08 Budget Develop facility plans to offset loss of revenue and volume Income statement impact late 2009 and thereafter Cash flow impact somewhat earlier Deal with excess physical capacity Dallas and Nashville are the primary issues Deal with Pension/OPEB

Key Commercial Programs - Boeing 787 Boeing enjoying marketplace success Multiple expansion scenarios contemplated Future investment depends on production rate Annual revenue potential >$500M, 2012+ 747-8 Exciting potential: 300 - 400 airplanes Our execution just starting, will be a rapid effort Nonrecurring investment, mostly engineering Annual revenue potential >$300M, 2009+ Timing of 787 and 747-8 may offset C-17 revenue decline.

Key Commercial Programs - Boeing 747- 400 Freighter market is strong 767 Current production rate is modest Competition is underway for new Air Force tanker contract 777 Minority position producing flaps and spoilers We have enjoyed a significant position on 747, 757, 767, 787, but Boeing top sellers in recent years have been 737 and 777. Our position on Boeing wide bodies will pay off next decade.

Key Commercial Programs - Other Airbus A319/320 and A330/340 likely wind down 2010-2012 A350 XWB offers an opportunity 2012+ Gulfstream G450, G550 prospects remain bright for balance of decade

Key Military Programs C-17 Future is limited Current expectation is for 22 (USAF & FMS) in FY07 Expect stable production into mid 2009 H60 BLACKHAWK Now making current production and delivery commitments Strong potential 2007+, we have quoted to Sikorsky on upcoming multiyear buy Opportunity for scope growth V-22 Osprey Currently quoting multi-year Solid potential 2007+

Market Views - The Next Decade Military aircraft structures less attractive Increased top line pressure and personnel costs Reduced cargo aircraft interest and funding as % of total Rotary wing segment is an exception Commercial aircraft structure market should be very attractive Wide-body demand 2012-2020 driven by Asia GDP growth Business jet growth expected, especially international Future single-aisle replacement 2008-2014 Overabundance of new commercial starts in 2007-2012?

Selected New Start Opportunities Investment period Airbus A350XWB 2007-2012 Boeing 737 Replacement 2008-2014 Airbus A320 Replacement 2009-2014 Major business jet 2007-2012 Honda Micro jets 2007-2009 Cessna Micro jets 2008-2012 Mitsubishi Regional Jet 2007-2011 Joint Cargo Aircraft (C-27J) 2007-2010 Long Range Strike ? We believe that the 787 partnership model will become the norm.

787 Update

787 Final Integration Global Aeronautica Alenia Mitsubishi Kawasaki Fuji Major Supply Chain Routing Vought

Flown to Boeing Everett for Final Assembly Assembles, Installs & Integrates Systems & Validates 47 48 KHI Alenia Alenia FHI Vought Work Scope Responsibilities Aft Fuselage Mid Fuselage Vought/Alenia Joint Venture

What Vought Will Become The lowest-cost, highest quality provider of integrated aircraft structures The most nimble and efficient company in the world at introducing new structures into production Extremely adept at balancing the best suppliers around the world to produce the best value product A great place to work - safe, intellectually and financially rewarding, and fun Provider of solid financial returns with the ability to organically finance investment in major new programs

YTD Q2 2006 Financial Review

Financial Review Customer settlements contributed in Q2, but cash remains a focus Review Q2 Year-to-Date Results Settlements drove one-time pickups Impact of overhead and expense reductions won't begin to show up until last half of 2006 Cash remains a focus 787 commitments continue Consolidation ending Operational improvements implemented/underway Pension and OPEB costs Continue to refine to reduce expense and cash requirements

YTD Q2 2006 Performance $MMs Customer settlements contributed to strong financial performance

Ongoing Sales Commercial - fewer 747 deliveries in 2006 (timing) Business Jets - increased GIV and GV deliveries Military - fewer V-22 deliveries offset by new program sales from UH60 and Global Hawk $MMs

Total Reported Sales Sales trends remain strong with numerous opportunities for growth. Targeting 3-5% recurring sales growth in 2006 Challenge in future is to replace C17 sales New growth opportunities include 787, UH-60, 747-8, 767 Tanker 787 demand is strong; delivery schedule could increase $MMs

Backlog includes only funded orders Represents 2-3 years of deliveries Commercial up due to 787 Business Jets up due to GV rate increase Military down due to reduced C17 Funded Backlog is Strong $MMs

Expenses Cost reduction efforts had minimal impact on Q2 YTD but will have continued effect for remainder of year: Headcount reductions Lean initiatives being implemented Controlling Material Costs/reducing inventory $MMs

Pension & OPEB Costs Significant changes to benefit plans have reduced expense levels Special charge in Q2 resulted in $9.2 million reduction YTD 2006 Pension cash contributions have been $12 million higher than 2005 but are offset in part by lower OPEB cash requirements We expect to continued contributions to our pension plan until we reach the required funding level, per recent legislation Underfunded pension amount of $527million at 12/31/05 $MMs

Brief Tutorial on Contract Accounting Building Inventory Average Cost/Unit Actual Cost/Unit Revenue/ Cost Profit Revenue/Unit Reducing Inventory Units/Time Actual cost per unit declines over the life of a program, but contract accounting requires that costs be recognized on an average basis as units are sold. This results in inventory build-up during the beginning of a program.

Recent History at Vought Traditionally long-term programs have infrequent quarterly profit rate adjustments However, events of 9/11 and consolidation caused the need for material negative adjustments as performance worsened on certain programs due to dramatic rate reductions and/or disruption from moving the programs Recent performance reviews have confirmed program performance is generally stabilizing and in some cases improving We currently believe the year-end forward loss balance will continue to decrease to approximately $30 million

Q1 2006 forward loss additions Black Hawk loss of $22 million related to parts supply disruptions, engineering changes, and related schedule adjustments through April 2007 Q2 2006 forward loss additions Initial loss recognized on new production blocks due to unfavorable Nashville performance and overhead rates: DA Airbus $5 million through Sept 2008 GIV $9 million through Nov 2008 Offset by forward loss reversal of ($6) from Boeing settlement favorable pricing adjustments Current Position on Loss Programs Current View of 2006 Year End expected balance approx. $30 million $MMs

Sources and Uses of Cash - YTD Q2 2006 Cash inflow from settlements is partially offset by 787 capital investment Capital $MMs

Working Capital 787 cash flows are primary driver of working capital changes $MMs

Capital Expenditures 787 Represents significant portion of CapEx Based on current contractual commitments $MMs

787 and Consolidation Investment 787 Design Engineering and Tooling higher than original business case due to customer directed scope changes. Recovery is expected. Based on current contractual commitments $MMs

Key Dates for Q3 11/8 - 3Q 10Q and Press Release Will continue efforts to improve information provided 11/15 - Earnings Call Later than normal to accommodate CEO's travel schedule

What Vought Will Become The lowest-cost, highest quality provider of integrated aircraft structures The most nimble and efficient company in the world at introducing new structures into production Extremely adept at balancing the best suppliers around the world to produce the best value product A great place to work - safe, intellectually and financially rewarding, and fun Provider of solid financial returns with the ability to organically finance investment in major new programs

Q&A

Supplemental Financial Data

GAAP Reconciliation Schedule & EBITDA Adjustment Detail $MMs

GAAP Reconciliation Free Cash Flow $MMs YTD

Cash Flow - Historical Consolidation and 787 investment impacted 2004 and 2005 $MMs

Elmer L. Doty President and Chief Executive Officer Vought Aircraft Industries, Inc. Elmer L. Doty is President and Chief Executive Officer for Vought Aircraft Industries, Inc. He was appointed to this position, effective Feb. 1, 2006, by Vought's board of directors. Mr. Doty also serves as a director on the company's board. Prior to joining Vought, Mr. Doty was Vice President and General Manager of BAE Systems Ground Systems Division, a position he held since July 2005, when BAE acquired United Defense Inc. (UDI). Doty had served in a substantially comparable position with UDI since April 2001, and prior to that, had served in other senior executive positions within UDI. Mr. Doty began his career in 1975 at General Electric Co. in its Manufacturing Management Program. He joined FMC in 1979 as Engineering Manager for its Agricultural Machinery Division. In 1986, Mr. Doty was named FMC's Corporate Director, Manufacturing Engineering. He then served as General Manager of the FMC Energy and Transportation Group's Material Handling Systems Division from 1988 to 1994. As UDI was formed through the merger of the defense businesses of FMC and Harsco Corp., he served as Vice President and General Manager for its Steel products Division from 1994 to 2001. Mr. Doty earned a bachelor's degree in nuclear engineering and a master's degree in mechanical engineering from the University of Missouri. BIOGRAPHY

Wendy Hargus joined Vought Aircraft Industries in November 2005 as Treasurer, responsible for Financing, Treasury Operations, Cash Management, Payroll, Payables, Investor Relations and Pension Investment Management, as well as other support activities. In April 2006, her responsibilities were expanded as she became the Acting Controller for the company. Prior to joining Vought, Ms. Hargus worked for American Electric Power (AEP) in Dallas, Texas, a $35 billion investor-owned electric utility, where she served as Vice President of Treasury Operations and Assistant Treasurer. Previously, she was Acting Treasurer for AEP, a responsibility she accepted during the merger with her previous company, Central and South West Corporation (CSW). Serving as Vice President, Treasurer, and Controller she had a 20-year career with CSW, with responsibility for treasury, accounting, strategic planning, investor relations and financial planning. Ms. Hargus holds a MS in Accounting from Texas Tech University and a BBA in Accounting from McMurry University. She is a Certified Public Accountant and a member of the American Institute of CPAs, the Financial Executive Institute and the Association of Financial Professionals. BIOGRAPHY Wendy Hargus Treasurer and Acting Controller Vought Aircraft Industries, Inc